UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2012

NUVEEN REAL ASSET INCOME AND GROWTH FUND

(Exact name of Registrant as specified in its charter)

Massachusetts	811-22658	45-4624265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

	333 West Wacker Drive, Chicago, Illinois	60606
	(Address of principal executive offices)	(Zip Code)

(800) 257-8787

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On November 15, 2012, Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors, Inc., the Registrant’s investment advisor, will conduct a conference call discussing an overview of the real estate investment trust and global infrastructure markets, as well as reviewing the Registrant’s investment strategy, management, performance and distributions. A copy of the script for the conference call is filed as Exhibit 99.1 to this report. Leading the discussion will be Jay Rosenberg, Managing Director and Lead Portfolio Manager from the Nuveen Asset Management, LLC (“Nuveen Asset Management”) Real Asset Team, Jeff Schmitz, Vice President and Co-Portfolio Manager from the Nuveen Asset Management Taxable Fixed Income Investment Team, TR Findlay, Vice President and Closed-End Product Specialist from Nuveen Investments and Dave Lamb, Senior Vice President of Financial Modeling and Analysis from Nuveen Investments. Nuveen Asset Management serves as the sub-adviser for the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1    Script for Conference Call of November 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Real Asset Income and Growth Fund

Date: November 15, 2012	By:	/s/ Kevin J. McCarthy
		Name:	Kevin J. McCarthy
		Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Script for Conference Call of November 15, 2012

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